UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AQUILA FUNDS TRUST

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Please read the below important message from Aquila Group of Funds

Control Number

Dear Valued Aquila Funds Trust Shareholder:

As a valued shareholder of Aquila High Income Fund (the “Fund”), we need your vote in connection with the reorganization of your Fund into Cantor Fitzgerald High Income Fund. At this time, we have not received sufficient votes from shareholders to proceed with the reorganization. Time is running out and we need your vote as soon as possible so that the reorganization can occur for the Fund.

If the reorganization is not approved by shareholders, the Board will need to consider other options up to and including the liquidation of the Fund. The liquidation of the Fund may result in income tax liabilities for the Fund’s shareholders.

Please Vote Today! Choose one of the options below to vote:

•	Touch-tone voting – Please call (866) 858-9528 from any touch-tone telephone, 24 hours a day, 7 days a week and refer to the Control Number listed above;
•	Internet voting – visit http://www.proxypush.com/AFT and refer to the Control Number listed above; or
•	Speak with a live representative by calling (888) 734-2670 (toll free) between the hours of 9:00 a.m. to 11:00 p.m. EDT Monday through Thursday and 9:00 a.m. to 6:00 p.m. on Saturday to speak with a live representative of Mediant, the firm assisting Aquila Funds Trust in gathering votes. Please have your Control Number (listed above) in hand.

To view the proxy materials online, visit www.proxydocs.com/AFT.

We appreciate you taking immediate action to vote your shares today and thank you in advance for your help.

Sincerely,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

Please read the below important message from Aquila Group of Funds

Control Number

Dear Valued Aquila Funds Trust Shareholder:

As a valued shareholder of Aquila High Income Fund (the “Fund”), we need your vote in connection with the reorganization of your Fund into Cantor Fitzgerald High Income Fund. At this time, we have not received sufficient votes from shareholders to proceed with the reorganization. Time is running out and we need your vote as soon as possible so that the reorganization can occur for the Fund.

If the reorganization is not approved by shareholders, the Board will need to consider other options up to and including the liquidation of the Fund. The liquidation of the Fund may result in income tax liabilities for the Fund’s shareholders.

Please Vote Today! Refer to your proxy card for voting options.

We appreciate you taking immediate action to vote your shares today and thank you in advance for your help.

Sincerely,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

Please read the below important message from Aquila Group of Funds

Control Number

Dear Valued Aquila Funds Trust Shareholder:

As a valued shareholder of Aquila Opportunity Growth Fund (the “Fund”), we need your vote in connection with the reorganization of your Fund into Cantor Fitzgerald High Income Fund. At this time, we have not received sufficient votes from shareholders to proceed with the reorganization. Time is running out and we need your vote as soon as possible so that the reorganization can occur for the Fund.

If the reorganization is not approved by shareholders, the Board will need to consider other options up to and including the liquidation of the Fund. The liquidation of the Fund may result in income tax liabilities for the Fund’s shareholders.

Please Vote Today! Choose one of the options below to vote:

•	Touch-tone voting – Please call (866) 858-9528 from any touch-tone telephone, 24 hours a day, 7 days a week and refer to the Control Number listed above;
•	Internet voting – visit http://www.proxypush.com/AFT and refer to the Control Number listed above; or
•	Speak with a live representative by calling (888) 734-2670 (toll free) between the hours of 9:00 a.m. to 11:00 p.m. EDT Monday through Thursday and 9:00 a.m. to 6:00 p.m. on Saturday to speak with a live representative of Mediant, the firm assisting Aquila Funds Trust in gathering votes. Please have your Control Number (listed above) in hand.

To view the proxy materials online, visit www.proxydocs.com/AFT.

We appreciate you taking immediate action to vote your shares today and thank you in advance for your help.

Sincerely,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC

Please read the below important message from Aquila Group of Funds

Control Number

Dear Valued Aquila Funds Trust Shareholder:

As a valued shareholder of Aquila Opportunity Growth Fund (the “Fund”), we need your vote in connection with the reorganization of your Fund into Cantor Fitzgerald High Income Fund. At this time, we have not received sufficient votes from shareholders to proceed with the reorganization. Time is running out and we need your vote as soon as possible so that the reorganization can occur for the Fund.

If the reorganization is not approved by shareholders, the Board will need to consider other options up to and including the liquidation of the Fund. The liquidation of the Fund may result in income tax liabilities for the Fund’s shareholders.

Please Vote Today! Refer to your proxy card for voting options.

We appreciate you taking immediate action to vote your shares today and thank you in advance for your help.

Sincerely,

Diana P. Herrmann

President and CEO Aquila Investment Management LLC